UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2024

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Northann Distribution Center Inc.
9820 Dino Drive, Suite 110
Elk Grove,
CA
95624
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including
area
code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2024, Northann Corp. (the “Company”), approved by its board of directors, entered into a share purchase agreement (the “SPA”) with Chuntao Li (the “Seller”), pursuant to which the Seller has agreed to transfer to the Company all of the outstanding shares of Cedar Modern Limited, a company incorporated under the laws of Hong Kong, in exchange for the issuance of 4,484,400 shares (the “Consideration Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) to the Seller (the “Transaction”). Under Section 1.6 of the SPA, in the event that the amount of revenue for the first three (3) months immediately after the closing of the Transaction that is sourced by the Seller and the Key Employees (as defined in the SPA) equals to or exceeds US$20 million, upon request by the Seller, the Company shall file with the SEC a registration statement or registration statements (as is necessary) on Form S-1 or S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of all of the Consideration Shares.

The Consideration Shares were offered and sold in a transaction not involving a public offering and in compliance with exemptions from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder.

The Transaction was closed on October 14, 2024. After the issuance of the Consideration Shares, the Company has 28,977,490 shares of Common Stock outstanding.

The foregoing description of the SPA is only a summary and is qualified in its entirety by reference to the full text of the SPA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in Item 1.01 and Item 3.02.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
10.1	Share Purchase Agreement, dated as of October 11, 2024, by and between Northann Corp. and Chuntao Li
104	Cover Page Interactive Data File

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: October 15, 2024	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

3